MidAmerican Energy Holdings Company

A Berkshire Hathaway Company

2009

Patrick J. Goodman
Welcome to the
MidAmerican Energy Holdings Company
2009 Fixed-Income Investor Conference
Senior Vice President and Chief Financial Officer

Forward-Looking Statements
 This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-
 looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,”
 “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon
 MidAmerican Energy Holdings Company’s (“MEHC”) and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company’s control and could cause actual results to differ materially from those expressed or implied by the
 Company’s forward-looking statements. These factors include, among others:
 – general economic, political and business conditions in the jurisdictions in which the Company’s facilities operate;
 – changes in governmental, legislative or regulatory requirements affecting the Company or the electric or natural gas utility, pipeline or power generation industries;
 – changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output or delay plant construction;
 – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
 – changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and natural gas or the Company’s ability to obtain long-term contracts with customers;
 – a high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity and load supply;
 – changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;
 – the financial condition and creditworthiness of the Company’s significant customers and suppliers;
 – changes in business strategy or development plans;
 – availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for the Company’s credit facilities;

Forward-Looking Statements
 – changes in MEHC’s and its subsidiaries’ credit ratings;
 – performance of the Company’s generating facilities, including unscheduled outages or repairs;
 – risks relating to nuclear generation;
 – the impact of derivative instruments used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the value of the derivatives;
 – the impact of increases in healthcare costs and changes in interest rates, mortality, morbidity, investment performance and legislation on pension and other post-retirement benefits expense and funding requirements;
 – changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;
 – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;
 – the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
 – the Company’s ability to successfully integrate future acquired operations into its business;
 – other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargoes and other catastrophic events; and
 – other business or investment considerations that may be disclosed from time to time in MEHC’s filings with the United
 States Securities and Exchange Commission (the “SEC”) or in other publicly disseminated written documents.
Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the SEC, including Item 1A and other discussions contained in Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

Gregory E. Abel
2009 Fixed-Income Investor Conference
President and Chief Executive Officer
MidAmerican Energy Holdings Company

MidAmerican Energy Holdings Company
Asset-Based Businesses

MIDAMERICAN
ENERGY HOLDINGS COMPANY

United Kingdom
Philippines

PACIFICORP

PACIFIC POWER

Pacific Power Service Territory

Number of Customers: 724,000

ROCKY MOUNTAIN POWER

Rocky Mountain Power Service Territory

Number of Customers: 982,000

PACIFICORP ENERGY

Northern Natural Gas

Northern Natural Gas Pipeline

Number of Customers: 274

Kern River GAS TRANSMISSION COMPANY

Kern River Gas Transmission Pipeline

Number of Customers: 30

CE Electric UK

CE Electric UK Service Territory

Number of Customers: 3,822,000

CALENERGY

Generation Operations

Number of Customers: 11

MidAmerican ENERGY.

MidAmerican Energy Company Service Territory

Number of Customers: 1,427,000

___________________________
(1) Net owned MW in operation and under
 construction per MidAmerican Energy
 Holdings Company December 31, 2008,
 Form 10-K

REVENUES       $12.7 billion

ASSETS              $41.4 billion

CUSTOMERS
Electric:                 6.2 million
Natural Gas:          0.7 million

EMPLOYEES    16,800

NATURAL GAS TRANSMISSION
PIPELINE DESIGN CAPACITY
7.0 billion cubic feet per day

GENERATION CAPACITY
17,915 megawatts(1)

NONCARBON GENERATION
More than 4,100 megawatts(1)

23% of total generation capacity

• Own and operate high-quality, asset-based businesses
 – Customer service, employee commitment, environmental respect, regulatory integrity, operational excellence and financial strength
• Identify internal growth opportunities
 – Expand the moat: renewable generation, transmission assets, pipeline infrastructure, electric distribution systems
• Pursue industry acquisitions
Plan Execute Measure Correct
Balanced Outcomes Sustainability

• Why were we interested in Constellation Energy acquisition?
 – 8,700 MW owned generation - 6,700 MW base load (five nuclear plants totaling
                         3,869 MW)
 – Baltimore Gas & Electric - 1.2 million electric and 646,000 natural gas customers
• Constellation Energy merger termination
 – Disciplined approach to original offer
 – Protected MEHC through termination provisions ($1.1 billion of consideration)
• Acquisition opportunities
 – Owner of choice

• Diversified portfolio of regulated assets
 – Weather, customer, regulatory, generation, economic and catastrophic risk diversity
• Berkshire Hathaway provides MEHC with a $3.5 billion equity commitment
 – Access to capital even in times of utility and general market stress
 • No other utility has this quality of explicit financial support
• No dividend requirement
 – Cash flow is retained in the business and used to help fund growth and improve credit metrics
• Berkshire ownership
 – Access to capital from Berkshire allows us to take advantage of market opportunities
 – Berkshire is a long-term holder of assets, and its never sell philosophy promotes stability and helps make us the buyer of choice among regulators

Patrick J. Goodman
2009 Fixed-Income Investor Conference
Senior Vice President and Chief Financial Officer
MidAmerican Energy Holdings Company

MEHC Growth Summary

Billions
$30.0
$22.5
$15.0
$7.5
$0.0
$11.2
$11.6
$11.9
$24.0
$26.2
$28.5
2003
2004
2005
2006
2007
2008

Billions
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.8
$3.0
$3.4
$8.0
$9.3
$10.2
2003
2004
2005
2006
2007
2008

Millions
$2,000
$1,500
$1,000
$500
$0
$443
$538
$558
$916
$1,189
$646
$1,204
2003
2004
2005
2006
2007
2008

Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,218
$1,425
$1,311
$1,923
$2,335
$2,587
2003
2004
2005
2006
2007
2008

Income from Continuing Operations
Shareholders’ Equity
Property, Plant and Equipment (Net)
Cash Flow from Operations
5-Yr. CAGR = 22.1%
5-Yr. CAGR = 16.3%
5-Yr. CAGR = 29.5%
5-Yr. CAGR = 20.5%
$1,850
(1)
___________________________
(1) $646 after-tax gain is related to the termination fee and profit from investment in Constellation Energy; 5-Yr. CAGR calculation excludes this amount.

Revenue and EBITDA Diversification

United Kingdom 8.6%
Philippines 1.2%
Nebraska 0.1%
FERC 10.5%
South Dakota 1.7%
Iowa 35.1%
Illinois 4.0%
California 0.8%
Idaho 2.3%
Washington 2.7%
Wyoming 6.6%
Oregon 10.1%
Utah 16.3%

CalEnergy & Other 2.7%
Kern River 9.7%
MidAmerican Funding 21.7%
Northern Natural Gas 12.9%
CE UK Funding 17.2%
PacifiCorp 35.8%

• Diversification of revenue sources reduces regulatory concentrations
• In 2008, 97% of EBITDA came from investment grade subsidiaries
Consolidated EBITDA(2): $4.0 Billion
MEHC 2008 (1)
___________________________
(1) Includes regulated utilities, pipelines, Casecnan and Cordova revenue only. Excludes equity income from CalEnergy and HomeServices, which has operations in 19 states and adds further diversification
(2) EBITDA represents operating income plus depreciation and amortization
MEHC 2008
Energy Revenue: $11.5 Billion

Segment Information

MIDAMERICAN ENERGY HOLDINGS COMPANY

Operating Income ($ millions)		2008		2007		2006 [1]
PacifiCorp	$	952	$	917	$	528
MidAmerican Funding		590		514		421
Northern Natural Gas		457		308		269
Kern River		305		277		217
CE Electric UK		514		555		516
CalEnergy Generation - Foreign		103		142		230
CalEnergy Generation - Domestic		15		12		14
HomeServices		(58)		33		55
Corporate/Other		(50)		(70)		(130)
Total Operating Income		2,828		2,688		2,120
Interest Expense		(1,198)		(1,184)		(991)
Interest Expense on Subordinated Debt - Berkshire		(111)		(108)		(134)
Interest Expense on Subordinated Debt - Other		(24)		(28)		(27)
Capitalized Interest		54		54		40
Interest and Dividend Income		75		105		73
Other, net		1,188		112		226
Income Before Income Tax Expense and Other		2,812		1,639		1,307
Income Tax Expense		(982)		(456)		(407)
Other		20		6		16
Net Income	$	1,850	$	1,189	$	916

[1] *PacifiCorp amount includes results as of acquisition on March 21, 2006*

Segment Information

Consolidated Balance Sheet Data ($ millions)	As of December 31, 2008	2007	2006[1]
Total Assets	$ 41,441	$ 39,216	$ 36,447
MEHC Senior Debt[2]	5,121	5,471	4,479
MEHC Subordinated Debt[2]	1,321	1,125	1,357
Subsidiary Debt[2]	12,954	13,097	11,614
Preferred Securities of Subsidiaries	128	128	128
Total Shareholders' Equity	10,207	9,326	8,011

Capital Expenditures ($ millions)	Years Ended December 31, 2008	2007	2006
PacifiCorp[3]	$ 2,097	$ 1,518	$ 1,114
MidAmerican Funding	1,473	1,300	758
Northern Natural Gas	196	225	122
Kern River	24	15	3
CE Electric UK	440	422	404
HomeServices & Other	15	32	22
Total Capital Expenditures	$ 4,245	$ 3,512	$ 2,423

(1) Reflects the acquisition of PacifiCorp on March 21, 2006
(2) Includes current portion
(3) PacifiCorp includes the acquisition of Chehalis in 2008

Projected Capital Expenditures and Debt Maturities

MIDAMERICAN ENERGY HOLDINGS COMPANY

4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
$ Millions
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
PacifiCorp
MidAmerican Funding
CE Electric UK
NNG, Kern River & Other

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
MEHC Parent	$ -	$ -	$ -	$ (500)	$ -	$ (250)	$ -	$ -	$ -	$ (650)
PacifiCorp	(138)	(15)	(587)	(17)	(261)	(253)	(122)	(57)	(52)	(586)
MidAmerican Funding	(175)	-	(200)	-	-	-	-	-	-	-
MidAmerican Energy	-	-	-	(400)	(275)	(350)	-	-	(250)	(350)
NNG	-	-	(250)	(300)	-	-	(100)	-	-	(200)
Kern River	(75)	(79)	(81)	(81)	(80)	(81)	(85)	(190)	(62)	(129)
CE Electric UK [(2)]	-	-	-	-	-	-	-	-	-	-
	$ (388)	$ (94)	$ (1,118)	$ (1,298)	$ (616)	$ (934)	$ (307)	$ (247)	$ (364)	$ (1,915)

[(1)] *Excludes subordinated debt, capital leases and nonregulated project debt*

[(2)] *Debt maturities at CE Electric UK exclude maturities at CE UK Gas*

Projected Capital Expenditures
Long-Term Debt Maturities(1)
($ in millions)

Projected Capital Expenditures and Cash Flows

MIDAMERICAN ENERGY HOLDINGS COMPANY

$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$ In Millions
2006A
2007A
2008A
2009
2010
2011
2012
2013
Cash Flow from Operations
Capital Expenditures (including Chehalis acquisition)

• PacifiCorp issued $1 billion in January 2009
• MidAmerican Energy Company depending on growth
 opportunities
• Yorkshire Electricity Distribution plc to support distribution business growth
• Project Financing
 – Geothermal plants in Imperial Valley, California, for potential expansion
 – Kern River expansions
• MEHC depending on growth opportunities

Questions

2009 Fixed-Income Investor Conference
Richard Walje
President - Rocky Mountain Power

9
Overview
___________________________
(1) Net owned MW in operation and under construction per
 MidAmerican Energy Holdings Company December 31, 2008,
 Form 10-K
• Headquartered in Portland, Oregon
• 6,596 employees
• 1.7 million electricity customers
• 10,425 net MW generation
 capacity(1)
• Generating capacity by fuel type(1)
 – Coal    59%
 – Natural gas   21%
 – Hydro  11%
 – Wind and geothermal  9%
CA
NV
AZ
UT
OR
WA
MT
CO
ID
Pacific Power service territory
Rocky Mountain Power
service territory
Coal plants
Natural gas plants
Geothermal and other
Coal mines
Hydro systems
Wind plants
WY

• Successfully completed the Wasatch Front automated meter reading project. The project saves the company $5.4 million annually and reduces headcount by 95 people. A similar project is underway in
 Casper, Wyoming
• Deployed technology to improve customer service and reduce costs, such as the automated outage customer call-back program and the customer secure Web login. While customer calls have increased
 11% in the last five years, service levels have improved from 81% to
 85% with the same number of call center agents
• Network reliability has improved significantly since 2006, with the system average interruption duration index improving by 22% and the system average interruption frequency index improving by 16%
Rocky Mountain Power service territory
• Bad debt expense increased from $4.1 million in 2007 to $6.1 million in 2008 and is forecasted at
 $6.3 million for 2009. Receivables aging trend is only slightly unfavorable, with $7.5 million over 90 days at 2/28/09 compared to $7.0 million over 90 days at 2/29/08. Processes have improved to predict exposure
• Retail load in 2008 was 35,380 GWh, a 3% increase over 2007. Load is anticipated to decrease 1.3% in
 2009 and then increase 2.1% in 2010

Regulatory Highlights

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

• Utah
 – 2007 rate case order resulted in $39 million increase effective October 2008. The largest reductions from the filed case came from test year and cost of capital rulings. As a result, a project was initiated:
 • Communication and legislative plan created
 • Legal petitions and regulatory filings submitted
 • Aligned Utah costs with the recovery received
 • Legislation was passed (SB 75) providing the public service commission with new tools
 – A settlement has been reached in the current 2008 rate case for a $45 million increase (4%)
 effective May 2009
 • Includes the 8.4% cost-of-capital settlement approved by the commission, reflecting 10.6% return on equity and 6.0% cost of long-term debt
• Wyoming
 – Rate case settlement reached for $18 million increase (4%) effective May 2009
 – Power Cost Adjustment Mechanism implemented and effective, preliminary increase of $7 million
• Idaho
 – Rate case settled for $4 million increase (3%) effective April 2009

Legislative Progress

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

• Utah SB 75 (passed) - clarifies the authority of the Utah Public Service
 Commission to make certain decisions, such as creating an energy balancing account or granting recovery of major plant additions, and authorizes the commission to approve an Energy Cost Adjustment Mechanism
• Utah SB 41 (passed) - establishes a notification process for public utilities before construction of a transmission line, which should expedite the permitting process
• Wyoming HB 288 (passed) - allows permitting of transmission lines to be completed in segments, as opposed to the entire line
• Idaho SB 1123 (passed) - authorizes a utility to request and the commission to establish binding ratemaking principles for new generation and transmission
• Idaho SB 1143 (defeated) - attempted to increase the amount of time required to process a rate change request by two months

• Given the economic downturn, Rocky Mountain Power has identified revenue and savings opportunities in 2009, including:
 – Implement automated meter reading in Casper, Wyoming, and review other opportunities
 – Continue to review staffing and only fill critical positions
 – Achieve favorable rate case settlement outcomes
 – Re-prioritize capital spending due to load reductions
 – Increase focus on energy efficiency and demand-reduction plans
 – Increase customer awareness of the programs and resources available to reduce customer account write-offs

2009 Fixed-Income Investor Conference
Pat Reiten
President - Pacific Power

• Rate case settlements with fair revenue results -
 Washington, Oregon and California
• Significant progress in the Energy Gateway
 Transmission Expansion; construction has begun
• Settlement agreement in principle of the Klamath
 hydroelectric relicensing process
• Signed contracts with two major employee unions
• 22% reduction in OSHA recordable incidents
• Initiated six-state enhanced customer
 communication campaign
Pacific Power service territory

Business Update - Challenges

PACIFIC POWER
A DIVISION OF PACIFICORP

• Retail load was 18,639 GWh in 2008 vs. 18,840 GWh in 2007, a 1.0% decrease, and is anticipated to decrease 2.6% from 2008 to 2010
• Bad debt expense was $8.6 million in 2008 vs. $5.0 million in 2007
• Receivables aging trend is only slightly unfavorable, with $4.9 million over
 90 days at 2/28/09 compared to $4.4 million over 90 days at 2/29/08
• Taking action regarding customers and carefully managing risks, including investment, credit, customer debt and load forecasts
 - Monitor all key customers; deposits and prompt payments required
 - Communicate through quarterly meetings, regional customer conferences, key account services and outreach targeting economically stressed
• Managing costs, identifying savings and operating at 2005 run rates
 - Carefully review staffing requirements
 - Impress contract and spending discipline
 - Engage employees

Regulatory Highlights

PACIFIC POWER
A DIVISION OF PACIFICORP

• Oregon
 – Power costs update increase of $9 million effective January 1, 2009, through
 Transition Adjustment Mechanism
 – In November 2008, Oregon Public Utility Commission approved a $31 million revenue increase for the Renewable Adjustment Clause Mechanism to permit timely recovery of costs to implement Oregon’s Renewable Portfolio Standard between rate cases
• Washington
 – Washington Utilities and Transportation Commission authorized $20 million annual increase effective October 15, 2008
 – In February 2009, filed a general rate case for an annual increase of $39 million
• California
 – Energy cost adjustment and Post Test-Year Mechanism for attrition resulted in
 $3 million rate increase effective January 1, 2009
 – In February 2009, filed Post Test-Year Adjustment Mechanism for major capital additions, resulting in a rate adjustment of $1 million effective March 2009

Energy Gateway

PACIFIC POWER
A DIVISION OF PACIFICORP

WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
CALIFORNIA
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO
GATEWAY WEST
GATEWAY CENTRAL
GATEWAY SOUTH
McNary
Walla Walla
Hemingway
Captain Jack
Midpoint
Borah
Populus
Jim Bridger
Dave Johnston
Windstar
Creston
Aeolus
Bridger
Terminal
Oquirrh
Mona
Sigurd
Red Butte
Crystal
A
B
C
D
E
F
G
H
PacifiCorp service area
Planned transmission lines
500-kV minimum voltage
345-kV minimum voltage
230-kV minimum voltage
Transmission hub
Substation
Generation plant/station

• Highlights
 – Line miles: ~2,000
 – Communities: 100+
 – Existing substations: 15
 – New substations: 5
 – Conductor: 150M+ pounds
 – Steel: ~340,000 tons
 – Construction resources: 800-1,000
 – PacifiCorp investment: ~$6 billion
 – In-service dates: 2010-2018

Energy Gateway - Populus to Terminal

PACIFIC POWER
A DIVISION OF PACIFICORP

15
New Populus Substation
DOWNEY
MALAD CITY
IDAHO
UTAH
84
TREMONTON
HONEYVILLE
15
BRIGHAM CITY
WILLARD
Ben Lomond Substation
New Transmission Line Route
Substation
N
Not to Scale

• Customer benefits
 – Improves reliability on critical Path C link
 – Improves transfer capability for import and export
 – Provides delivery mechanism for future resources
• Key facts
 – Overall project cost - $880 million
 • Engineer/Procure/Construct contract - $582 million
 • In-service date - December 2010
 – Construction
 • 135 miles of double circuit 345-kV lines
 • 100 miles of right of way
 • 800+ structures, 600 ft. of elevation change
 • Three soil types - rock, farmland, swamp
 • 130 mph microburst wind conditions

2009 Fixed-Income Investor Conference
Rob Lasich
President - PacifiCorp Energy

Resource Portfolio

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

10,425 net MW generation capacity(1)
• 6,104 MW coal-fueled generation
• 2,214 MW gas-fueled generation
• 2,085 MW renewables
 – 1,158 MW hydroelectric
 – 893 MW wind
 – 34 MW geothermal
• 22 MW other
___________________________
(1) Net owned MW in operation and under construction per MidAmerican Energy
 Holdings Company December 31, 2008, Form 10-K
CA
NV
AZ
UT
OR
WA
MT
CO
ID
Pacific Power service territory
Rocky Mountain Power
service territory
Coal plants
Natural gas plants
Geothermal and other
Coal mines
Hydro systems
Wind plants
WY

Generating Capacity by Fuel Type

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

Wind, Geothermal & Other
1%
Hydroelectric
14%
Natural Gas
13%
Coal
72%

Wind, Geothermal & Other
9%
Hydroelectric
11%
Natural Gas
21%
Coal
59%

March 31, 2006
December 31, 2008
___________________________
(1) Net owned MW in operation and under construction
8,470 MW (1)
10,425 MW (1)

Resource Portfolio Update

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

- Since January 1, 2008, PacifiCorp's generation portfolio has increased as follows:

Facility	Location	Energy Source	Installed	Net MW Owned
Glenrock	Glenrock, WY	Wind	2008	99
Seven Mile Hill I	Medicine Bow, WY	Wind	2008	99
Goodnoe Hills	Goldendale, WA	Wind	2008	94
Marengo II	Dayton, WA	Wind	2008	70
Seven Mile Hill II	Medicine Bow, WY	Wind	2008	20
Rolling Hills	Glenrock, WY	Wind	January 2009	99
Glenrock III	Glenrock, WY	Wind	January 2009	39
High Plains	McFadden, WY	Wind	2009[(1)]	99
Total Wind				619
Chehalis	Chehalis, WA	Natural Gas/Steam	2003	520
New Generation Installed, Acquired or Under Construction at December 31, 2008				**1,139**

- Chehalis natural gas plant was acquired in September 2008
  - 520-MW combined-cycle combustion turbine project acquired for $308 million, or $592 per kW
  - Acquisition is roughly half the cost of new construction and less than historical costs
    - 548-MW Lake Side I project was executed in 2005 and added to the system in 2007 at a cost of $347 million, or $633 per kW (including AFUDC)
    - 607-MW Lake Side II cost in the 2012 request for proposal was more than double the cost of Chehalis

___________________________
(1) High Plains is under construction to be completed by the end of 2009

Customer Load Growth

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Megawatts
Obligation + Reserves *
Purchases
New Resources
Generation Upgrades
Existing Resources
*Includes 12% Planning Reserve Margin
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Purchases
New Resources
Generation Upgrades
Existing Resources
Obligation + Reserves

Future Generation

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

• Long-term mix and timing of resources largely will depend on the specifics of climate change and renewable energy regulations
• In response to regulatory uncertainty, the company is planning for a diverse resource mix consisting of:
 – Wind and other renewables
 – Gas-fueled generation
 – Firm market purchases
 – Demand-side management, including both dispatchable load control and energy efficiency measures
 – Distributed generation, such as customer-owned standby generation and combined heat and power projects

Questions

2009 Fixed-Income Investor Conference
Bill Fehrman
President - MidAmerican Energy Company

Wind Projects
MidAmerican Energy
Service Territory
Major Generating Facilities
___________________________
(1) Net owned MW in operation per MidAmerican Energy Holdings Company
 December 31, 2008, Form 10-K
SD
NE
KS
MO
IL
WI
MN
IA
• Headquartered in Des Moines, Iowa
• 3,649 employees
• 1.4 million electric and natural gas
 customers in four Midwestern states
• 6,428 net MW generation capacity(1)
• Generating capacity by fuel type(1)
 – Coal   52%
 – Natural gas  20%
 – Wind   20%
 – Nuclear  7%
 – Other    1%

• Customer Service
 – Customer service results continue to be strong, ranking first in electric residential, electric business and gas residential based on 2008 J.D. Power and Associates Customer Satisfaction
 Studies
 – Receivables aging trend is slightly unfavorable, with $9.8 million over 90 days as of the end of
 February 2009, compared to $9.6 million over 90 days during the same period in 2008
 – Bad debt expense increased from $10 million in 2007 to $11.2 million in 2008 and is forecasted at $11.2 million in 2009
 – Base electric rate stability for customers through 2013
 – Increased focus on energy efficiency programs to provide increased value and opportunity for our customers to better manage their energy costs
• Employee Commitment
 – 2009 is showing significant improvement in safety performance in both numbers of accidents and level of severity
 – Focused on control of benefit costs and overall staffing levels to ensure we can continue to offer sustainable, long-term career opportunities to our current and future employees
 – Currently in contract negotiations with our two largest unions

• Financial Strength
 – Maintained strong financial results despite severe spring and summer storms/flooding at a cost of
 $33.9 million in expense and $27.6 million in capital
 – 2008 net income up 5.2% to $343 million with a return on average equity of 14%
 – 2009 financial results currently are running slightly behind 2008 results due to weak wholesale electric prices resulting in lower year-to-date wholesale margins and a 9.8% decline in industrial sales year to date as compared to 2008
 – No new debt issuance is expected to be needed in 2009
 – New debt in 2010 is a possibility if strategic opportunities for new wind generation projects become available
 – MEC is in a long generation position with a diversified portfolio, which will be a significant strategic advantage as markets regain strength and new federal environmental programs are enacted
 – Assessing longer term fuel purchases to provide price stability and certainty for our customers and regulators

• Environmental Respect
 – Continued investment in emissions control projects
 • Low NOx burners/overfire air systems at all coal-fueled units
 • Dry scrubber and baghouse project nearing completion at Walter Scott, Jr. Energy Center
              Unit 3 (May 2009)
 • Activated carbon injection systems at Louisa Generating Station and Walter Scott, Jr. Energy
 Center Unit 3 completed by December 2009
• Regulatory Integrity
 – Focus is always on a balanced outcome for our customers, communities, regulators and legislators
 – Significant use of binding ratemaking principles in advance of construction provides for reduced business risk during future rate cases while meeting the expectations of policymakers and regulators
 – Results in positive relationships with regulators and policymakers

• Operational Excellence
 – Significant operational focus around emissions control to show systemwide year-over-year improvements in nitrogen oxides, sulfur dioxide and carbon dioxide emissions on a pound-per-megawatt-hour basis as compared to emissions in 2008
 – Walter Scott, Jr. Energy Center Unit 3 and 4 Maintenance Outages
 • Major outage planned at WSEC Unit 3 this spring to bring the new baghouse and scrubber on-line
 • Detailed planning is underway for the first major WSEC Unit 4 outage to be completed in
 2010
 – Assessing membership in a regional transmission organization to greatly improve operational access, provide better wholesale margins and minimize regulatory compliance exposure
 – Automated Meter Reading
 • Electric meters replaced and remote modules installed on existing gas meters
 • Forecasted investment of $78.5 million
 • Total project will be completed ahead of schedule by year-end

2008 Wind Projects

MidAmerican ENERGY

Facility	Location	Installed	Net MW Owned	Capital [(1)]
Adair	Adair, IA	2008	175	
Carroll	Carroll, IA	2008	150	
Century	Blairsburg, IA	2008	11	
Charles City	Charles City, IA	2008	75	
Pomeroy	Pomeroy, IA	2008	59	
Walnut	Walnut, IA	2008	153	
Total Wind Installed in 2008			623	
Century	Blairsburg, IA	2005/2007	189	
Intrepid	Schaller, IA	2004-2005	176	
Pomeroy	Pomeroy, IA	2007	197	
Victory	Westside, IA	2006	99	
Total Wind Installed at December 31, 2008			**1,284**	**$2.2 Billion**

• 623 megawatts brought on-line in 2008
• 1,284 megawatts owned and operated, which ranks MEC No. 1 in wind generation ownership among rate-regulated utilities in the United States
• Continue to improve MEC’s overall carbon footprint
__________________________
(1) Including AFUDC

Generating Capacity by Fuel Type

Nuclear & Other 11%
Wind 0%
Natural Gas 19%
Coal 70%

Nuclear & Other 8%
Wind 20%
Natural Gas 20%
Coal 52%

December 31, 2000
December 31, 2008
___________________________
(1) Net owned MW in operation
4,086 MW (1)
6,428 MW (1)

Wind Benefit - Decreasing Carbon Footprint

MWh Generated
CO2 Emissions
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
1,450
1,400
2000
2003
2005
2007
2009 (est)
MWh Generated
Lbs CO_2 / MWh

• MidAmerican Energy Company reached a settlement on ratemaking principles with the Iowa Office of Consumer Advocate for the development of additional wind generation. Key provisions of the settlement are:
 – Develop up to 1,001 MW of new wind generation by December 31, 2012
 – Return on equity is 12.2%
 – Projects that do not exceed stipulated cost cap levels (installed cost/kW) are not subject to prudence or other regulatory review
 – Depreciable life for wind generation is 20 years
• MidAmerican Energy Company made a ratemaking principles application filing with the Iowa Utilities Board March 24, 2009

• With 28% of generating capacity currently provided by noncarbon sources and a settlement agreement reached for up to an additional 1,001 MW, coupled with the new emissions control projects, MidAmerican Energy is well-positioned to meet the long-term needs of its customers in an environmentally responsible manner

Questions

2009 Fixed-Income Investor Conference
Mark Hewett
President - Northern Natural Gas Company

TX
OK
KS
NE
SD
MN
WI
IA
• Headquartered in Omaha, Nebraska
• 864 employees
• 15,200-mile interstate natural gas
 transmission pipeline
• Market area design capacity of 5.3 Bcf/day
 plus 2.0 Bcf/day field area capacity
• Five natural gas storage facilities with a
 total firm capacity of 73 Bcf and more than
 2.0 Bcf of peak day delivery capability
• Access to five major supply basins
• Annual deliveries of approximately 1.0 Tcf

• Continued strong operating results in 2008
 – Redfield storage expansion added 8 Bcf of firm storage capacity contracted for
 20 years at market-based rates
 – Completed several Northern Lights expansion projects, adding almost 100,000 dth per day of additional market area capacity
 – Completed the sale of the Beaver and Hemphill assets as part of the asset rationalization strategy, realizing $80 million in proceeds with minimal loss of operating income
 – Maintained pipeline integrity while operating costs and staffing remained within budget
• In the 2009 Mastio & Company pipeline industry survey report,
 Northern was rated No. 1 out of 16 Mega Pipelines and No. 3 out of 41 interstate pipelines in customer satisfaction
• As a part of the MidAmerican Energy Pipeline Group, named
 2008 Energy Transporter of the Year by Platts Global Energy Awards

Strong Market and Competitive Position

Northern Natural Gas

• Strategic location in high-demand, upper Midwest market areas
• Retains competitive advantage by providing delivery to city gates in
 Northern’s upper Midwest market area
• Expanding electric generation and other end-use markets enabled
 Northern to establish daily peak delivery record in 2008-2009 winter
• Customer base dominated by local distribution companies
• Lowest transportation cost of natural gas to customers in the upper
 Midwest
• Provides customers with flexibility to access multiple supply basins
 – Hugoton, Permian, Anadarko, Rocky Mountain and Canada

Revenue Stability

Storage
13%
Transportation - Field
23%
Transportation - Market
64%

2019+
25%
2009-2011
21%
2012-2014
30%
2015-2018
24%

Market Area Transportation
Contract Maturities (1)
__________________________
(1) Based on MDQ (Maximum Daily Quantities of market area
 entitlement in decatherms)
Transportation & Storage Revenue
• 70% of 2008 market area transportation revenue was derived from local distribution companies
• 54% of 2008 storage revenue resulted from long-term firm contracts, with an average remaining contract life of approximately 9 years
• Nearly 50% of market area capacity is contracted beyond 2015
• Shippers that do not meet our tariff credit standards are required to post collateral

Northern Lights

Northern Natural Gas

Wisconsin
Minnesota
South Dakota
Nebraska
Iowa
Missouri
Kansas

55
• Multiyear market area expansion started in
 2006
 – Part of long-term agreement commitments from
 large customers in Twin Cities area
 – Serving power, ethanol, industrial and native
 growth loads
 – Increased market area capacity
• 2007 projects added 400,000 dth per day
• 2008 projects added 100,000 dth per day
• 2009 - 2011 projects will add 150,000 dth per
 day
• Project cost of more than $350 million, of
 which $228 million incurred through 2008
• 2009 - 2011 expansion includes pipeline,
 compression and TBS facilities to serve core
 markets and power load

2009 Fixed-Income Investor Conference
Micheal Dunn
President - Kern River Gas Transmission Company

CA
NV
WY
UT
AZ
• Headquartered in Salt Lake City, Utah
• 164 employees
• 1,700-mile interstate natural gas
 transmission pipeline
• Delivers natural gas from Rocky
 Mountain basin to markets in Utah,
 Nevada, California and Arizona
• Design capacity: 1.8 million dth per
 day of natural gas

Recent Accomplishments

2008
2007
2006
2005
2004
2003
1,500,000
1,700,000
1,900,000
2,100,000
2,300,000
*Expansion completed in 2003
Design capacity

- Ranked No. 1 out of 41 interstate pipelines in 2009 Mastio & Company pipeline survey for customer satisfaction, and experienced zero days of primary firm service interruption in 2008

• Kern River delivers approximately 25%
 of California’s demand for natural gas
• Scheduled throughput exceeds 124% of
 pipeline design
• Kern River filed rate case April 30, 2004
 – FERC issued opinion January 15, 2009,
 setting return on equity at 11.55%
 – Kern River submitted compliance filing
 March 2, 2009
 – Expect final order by third quarter 2009
• Pipeline of choice to Southern California and Las Vegas
Daily Average Scheduled Volume
Daily Throughput in Dth
*

Competitive Position

Powder River
Big Horn
Wind River
Overthrust
Green River
Salt Lake City
Uinta
Piceance
Ferron
KERN RIVER GAS TRANSMISSION
San Francisco
Paradox
San Juan
Las Vegas
Los Angeles
San Diego

• Access to economical Rocky Mountain gas
 supplies
 – 299 (1) TCF of proven and undiscovered
 potential reserves
• Direct service to end-users avoids rate
 stacks of local distribution companies
• Relatively new system
 – Efficient
 – Low fuel rates
 – Limited cost for integrity management
• Strong market growth
 – Gas is bridge fuel for electric generation
 – 11,500 MW projected for California
 – 500 MW projected for Nevada
• Kern River is only major pipeline delivering
     gas from favorably priced Rocky Mountain
     supply basin directly to California
___________________________
(1) Source: Ziff Energy Group

Revenue Stability

Revenue Distribution
2008

Other Revenue 1%
Market Oriented Revenue 18%
Commodity Revenue 16%
Demand Revenue 65%

Contract Maturities
As of December 2008 (1)

2011-2013 12%
2018+ 57%
2016-2017 31%

• 65% of revenue is from demand charges
• 88% of contracts mature after 2015
• Weighted average shipper rating of BBB+/Baa1
• Shippers that do not meet our tariff credit standards are required to post collateral
__________________________
(1) Based on demand daily quantity

2010 Expansion Project

2010 Expansion Compressor (new compression)
Existing Compressors
Original Mainline
2003 Loop Line

• Economically expand by 145 MDth/d
• Fully contracted with signed precedent
 agreements from 11 shippers
    – 45% 15-year and 55% 10-year contracts
    – Weighted average rating between A- and
                               BBB+
• Service to Southern California and
 Las Vegas
• $62 million capital cost
• Add 20,500 HP of incremental
 compression
• Restage existing compression
• Increase maximum allowable operating
 pressure from 1,200 psig to 1,333 psig
• FERC certificate approval anticipated to be
 received by April 2009
• Anticipated in-service: December 2009
Las Vegas
Bakersfield
Los Angeles
Salt Lake
City
Muddy Creek

Apex Expansion Project

Muddy Creek
Apex Expansion (new compression)
Existing Compressors
New receipt point meter station
Original Mainline
2003 Loop Line

Mainline Expansion
• Economically expand by 266 MDth/d
 – 20-year term contract with NV Energy
• Service to Las Vegas
• $373 million capital cost
• Close Wasatch Loop with 28 miles of
 36” pipe
• Add 78,000 HP of new compression at
 four locations and restage four existing
 compressors
• Submit request to FERC in
 December 2009
• Anticipated in-service: November 1, 2011
Backhaul Capacity Contract
• New ability to receive 400 MDth/d of
 firm backhaul
• Anticipated in-service: April 1, 2009
Bakersfield
Los Angeles
Salt Lake
City
Wasatch Loop
Las Vegas

Questions

David L. Sokol
Chairman of the Board
MidAmerican Energy Holdings Company
Discussion of the Economic Crisis & Related
Government Policy

• Economic crisis and related government policy
 – Never let a crisis go to waste
 – Solve banking/financial crisis or legislate in energy, healthcare and education
• National energy policy
 – National RPS, transmission reform and climate change all in 2009?
• Cap-and-trade
 – Acid rain program: buy credits or buy technology
 – Carbon capture today: nothing to trade
 – Another Wall Street product
 – European Union experience - wild fluctuations
 – Hides the real costs
 – Better to impose a direct tax
• Modernization of the grid
 – Siting reform - greater federal role
 – One-stop shop for federal lands
 – Supersizing new lines
 – Renewables-only transmission lines?
Topics for Discussion

Questions